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                                                                   EXHIBIT 10.70

                              SECOND AMENDMENT TO
                                LOAN AGREEMENT

     THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made as of
                                                    ---------
August 9, 2000, by and between ZEFER Corp., a Delaware corporation (the "Borrower"), and GTCR Capital Partners, L.P., a Delaware limited partnership
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(the "Lender").  Except as otherwise indicated, capitalized terms used herein
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and not otherwise defined shall have the meanings ascribed to such terms in the
Loan Agreement (as defined below).

     WHEREAS, the Borrower and the Lender are parties to that certain Loan Agreement, dated as of November 24, 1999, as amended as of March 27, 2000 (the "Loan Agreement"), pursuant to which the Borrower and the Lender have agreed
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that the Lender shall make Loans to the Borrower on the terms and conditions set forth therein; and

     WHEREAS, the Borrower and the Lender desire to make certain amendments to the Loan Agreement in accordance with Section 11.3 thereof.

     NOW, THEREFORE, in consideration of the foregoing recitals and the respective agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Loan Agreement as follows:

     1. Subsection 3.5.3 of the Loan Agreement is hereby amended by deleting it in its entirety and by adding the following in its place:

          3.5.3.    Public Offering.  The Borrower shall immediately apply the
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          Net Public Offering Proceeds received from the initial public offering of its equity securities pursuant to an effective registration statement under the Securities Act in the following order and manner:
          (i) first, the Net Public Offering Proceeds shall be used to fully repay the Harris Indebtedness; and (ii) second, the remaining amount of Net Public Offering Proceeds shall be retained by the Borrower for working capital and other general corporate purposes, including possible acquisitions.

     2. The definition of "Net Public Offering Proceeds" in Section 12 of the Loan Agreement is hereby amended by deleting it in its entirety and by adding the following in its place:

          "Net Public Offering Proceeds" means the proceeds received by the
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     Borrower from the initial public offering of its equity securities pursuant to an effective registration statement under the Securities Act, net of any underwriting discounts and commissions and other reasonable and customary transactions costs, fees and expenses properly attributable to such offering and payable by the Borrower to non-Affiliates in connection therewith.
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     3.   Full Force and Effect.  Other than as specifically provided herein,
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the Loan Agreement, as amended hereby, shall remain in full force and effect, and is hereby ratified and confirmed in all respects.

     4.   Amendment.  As required by Section 11.3 of the Loan Agreement, the
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Borrower and the Lender hereby consent to this Amendment.

     5.   Counterparts.  This Amendment may be executed in separate
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counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

                                 *  *  *  *  *

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.


                              ZEFER CORP.

                              By:  /s/ Sean W. Mullaney
                                   --------------------------------

                              Its: General Counsel
                                   --------------------------------


                              GTCR CAPITAL PARTNERS, L.P.

                              By:  GTCR Mezzanine Partners, L.P.
                              Its: General Partner

                              By:  GTCR Partners VI, L.P.
                              Its: General Partner

                              By:  GTCR Golder Rauner, L.L.C.
                              Its: General Partner

                              By:  /s/ William C. Kessinger
                                   --------------------------------
                              Its: Principal



             SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN AGREEMENT